Prospectus Supplement	April 29, 2016

PUTNAM VOYAGER FUND
Prospectus dated November 30, 2015

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of Putnam Voyager Fund (“Voyager Fund”) into Putnam Growth Opportunities Fund (“Growth Opportunities Fund”), a growth-style equity fund which seeks capital appreciation and which invests mainly in common stocks of large U.S. companies. Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about July 15, 2016.

Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of Voyager Fund and its shareholders. The funds, which are managed by the same portfolio manager, have identical investment objectives and substantially similar investment strategies. Voyager Fund invests mainly in midsize and large companies, while Growth Opportunities Fund invests mainly in large companies. Robert Brookby has served as the portfolio manager of Growth Opportunities Fund since 2009 and has served as the portfolio manager of Voyager Fund since February 17, 2016. No shareholder approval of the merger is required.

In connection with the merger, the Trustees approved a change in the management contract for Growth Opportunities Fund which is expected to result in lower management fees for Growth Opportunities Fund over the next few years than the management fees that would have been incurred in the absence of a merger. Pursuant to their current management contracts, Voyager Fund and Growth Opportunities Fund each pay the same monthly base management fee rate, which is increased or reduced by a performance adjustment. The performance adjustment rate calculation methodology, the maximum annualized performance adjustment rate and the benchmark used in determining the performance adjustment (the Russell 1000 Growth Index) are the same for both funds. Effective upon the closing of the merger, Growth Opportunities Fund’s management contract will be amended to provide that the performance fee adjustment for the combined fund will be based on the historical performance of the fund with the relatively lower performance for the relevant period prior to the closing of the merger, rather than based solely on the performance of the surviving fund ( i.e. , Growth Opportunities Fund). The fund’s performance fee adjustment is measured over a rolling 36-month period, and any potential impact from the change will therefore cease no later than three years from the date of the merger.

The merger will be effected at the relative net asset value of the funds as of the close of business on the business day immediately before the merger. In the merger, all of the assets of Voyager Fund will be transferred to Growth Opportunities Fund in exchange for shares of Growth Opportunities Fund (the “Merger Shares”) and Growth

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Opportunities Fund will also assume all of the liabilities of Voyager Fund. The Merger Shares of Growth Opportunities Fund will have the same aggregate net asset value as the value of the assets of the Voyager Fund, net of its liabilities. After receipt of the Merger Shares, Voyager Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Voyager Fund. Shareholders will receive Merger Shares of the same class as the Voyager Fund shares they held. The merger is generally expected to be tax-free for U.S. federal income tax purposes. However, the merger may result in a slight reduction in a potential tax benefit to the taxable shareholders of Voyager Fund because its net capital losses, if any, at the merger date will be spread across the larger shareholder base of the combined fund following the merger.

Legal and audit fees for the merger will be allocated ratably between the two funds in proportion to their net assets.

At any time prior to the close of the merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

Voyager Fund will be closed to new accounts on or about June 1, 2016. For more information about Growth Opportunities Fund, please visit the Individual Investors’ section of www.putnam.com or call 1-800-225-1581 for a prospectus dated November 30, 2015, as supplemented.